PIONEER INDIA FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                           Class A and Class B Shares

                                February 28, 1995
                            (revised October 2, 1995)


         This Statement of Additional Information (Part B of the Registration Statement) is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated February 28, 1995 (revised October 2, 1995) of Pioneer India Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

                                TABLE OF CONTENTS
                                                                        Page
1.       Investment Policies, Restrictions and Risk Factors.............B-2
2.       Management of the Fund.........................................B-10
3.       Investment Adviser.............................................B-14
4.       Principal Underwriter..........................................B-15
5.       Distribution Plans.............................................B-16
6.       Shareholder Servicing/Transfer Agent...........................B-18
7.       Custodian......................................................B-18
8.       Independent Public Accountant..................................B-18
9.       Portfolio Transactions.........................................B-19
10.      Tax Status and Dividends.......................................B-20
11.      Description of Shares..........................................B-24
12.      Certain Liabilities............................................B-25
13.      Determination of Net Asset Value...............................B-26
14.      Systematic Withdrawal Plan.....................................B-26
15.      Letter of Intention............................................B-27
16.      Investment Results.............................................B-27
17.      Financial Statements...........................................B-30

         APPENDIX A--Description of Bond Ratings........................B-32
         APPENDIX B--Other Pioneer Information..........................B-37


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
            INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
                                   PROSPECTUS.

1.       INVESTMENT POLICIES, RESTRICTIONS AND RISK FACTORS

         The Fund's Prospectus identifies the investment objective and the principal investment policies of the Fund and the risk factors associated with the Fund's investments. Additional investment policies of the Fund and a supplemental discussion of applicable risk factors are set forth below. This Statement of Additional Information should be read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

Risk Factors Associated With Investments in India and Other Foreign Countries

         The Fund is intended for long-term investors who can accept the risks associated with investing primarily in equity securities of Indian Companies (as defined in the Prospectus) and other foreign issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. In addition, certain of the Fund's potential investment and management techniques entail special risks. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies--Risk Factors" in the Prospectus.

         The securities markets of India and most other countries with emerging markets are each less liquid and subject to greater price volatility and have a smaller market capitalization than the U.S. securities market. Issuers and securities markets in India and these other countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. Certain of the securities markets in which the Fund may invest are marked by a relatively high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. See "Risk Factors" and "Restrictions on Investment in India" in the Prospectus. The limited liquidity of these securities markets may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

         Foreign investment in the securities market of India and in certain other emerging markets is restricted or controlled to varying degrees. These restrictions may limit the Fund's ability to invest in these countries and may increase the expenses of the Fund. For a description of the restrictions on foreign investment in India, see "Restrictions on Investment in India" in the Prospectus and Appendix A to the Prospectus.

         India and other emerging countries are subject to a greater degree of economic, political and social instability than is the case in the United States and most of the Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra- constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets. For a description of possible sources of economic, political and social instability in India, see "Risk Factors" and "Restrictions on Investment in India" in the Prospectus and Appendix A to the Prospectus.

         The Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the countries in which it invests, and in some cases treaties may not be available to reduce the otherwise applicable tax rates. For a description of the Indian taxes that will apply to the Fund's investments in India, see "Indian Taxes" in the Prospectus. The Fund may elect, when eligible, to "pass-through" to the Fund's shareholders those taxes that are treated as income or certain other qualified taxes for U.S. federal income tax purposes. If the Fund is eligible for and makes such election, U.S. shareholders will be required to include in income their proportionate shares of the amount of qualifying non-U.S. taxes paid by the Fund and may be entitled to claim either a credit or deduction for all or a portion of such taxes. Certain shareholders, including shareholders not subject to U.S. taxation, will not be entitled to the benefit of a deduction or credit with respect to non-U.S. income taxes paid by the Fund. See "Taxation." If the Fund does not make the election, it may deduct foreign taxes that it has paid in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

         Foreign securities markets also have different clearance and settlement procedures than securities markets in the United States, and in certain foreign markets there have been times when settlements have been unable to keep pace with the volume of securities transactions for a variety of reasons (including, in India, custodial infrastructure limitations), making it difficult to conduct such transactions. For a discussion of such problems in India's securities market, see "Risk Factors" and "Restrictions on Investment in India" in the Prospectus. Such delays in settlement could result in temporary periods when a portion of the Fund's assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could result in lost opportunities to the Fund due to subsequent increases in value of the securities. Conversely, the Fund's inability to sell portfolio securities promptly because of settlement problems may result in losses to the Fund due to subsequent declines in value of the portfolio securities. In addition, because payments in connection with securities transactions in certain foreign countries (including India) generally are made to and received from brokers (and not clearinghouses) the Fund will be exposed to broker-counterparty risk in connection with such transactions.

Effects of Fluctuations in Foreign Currency Exchange Rates

         Because the Fund, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in Indian rupees (hereinafter "rupees") and other foreign currencies, the strength or weakness of the U.S. dollar against such currencies will affect the Fund's investment performance. A decline in the value of any particular foreign currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. Even if the Fund attempts to hedge against the effects of adverse changes in foreign currency exchange rates, there will be significant limitations on the Fund's ability to hedge effectively against the currency risks associated with its portfolio investments. See Appendix B to the Prospectus.

         The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

         Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Forward Foreign Currency Exchange Contracts

          The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward contracts") involving rupees or currencies of other foreign countries in which the Fund may invest. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time the parties enter into the contract. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         Currently, there is no market, or only a limited market, for these contracts with respect to the rupee and the currencies of certain other foreign countries in which the Fund may invest. Consequently, there can be no assurance that such contracts will be available for hedging currency risks at the time when the Fund wishes to use them.

         The Fund may enter into forward contracts to hedge against foreign currency risk in the following circumstances. First, when the Fund intends to purchase or sell a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security that it holds, the Fund may wish to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the Fund enters into the forward contract and the date on which the contract matures or is closed out.

         Second, when the Manager believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar, it may attempt to hedge the Fund's exposure to such currency by entering into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated or quoted in the subject foreign currency. The precise matching of the forward contract amounts and the value of the portfolio securities involved generally will not be possible because the future value (in foreign currencies) of such securities will change as a consequence of securities market movements between the date on which the contract is entered into and the date it matures or is closed out.

         The Fund's custodian will place cash or liquid, high grade debt securities (i.e., securities rated in one of the top three rating categories by Standard & Poor's Ratings Group ("Standard & Poors") or by Moody's Investors Service, Inc. ("Moody's") or, if unrated by such rating organizations, determined by the Manager to be of comparable credit quality) into a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, the Fund will place additional cash or securities in the account so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis.

         Forward contracts entered into by the Fund for hedging purposes will limit the opportunity for gain in the event that the value of the hedged currency rises. In addition, the use of forward contracts to protect against a decline in the value of a foreign currency to which the Fund has exposure will not eliminate fluctuations in the prices of securities denominated or quoted in such currency. It simply will establish a rate of exchange which the Fund will be able to achieve at a specified future point in time. Moreover, it may not be possible for the Fund to hedge against a currency devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no deposits, fees or commissions generally are involved. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Illiquid Securities

         The Fund may invest up to 15% of its net assets in illiquid securities. See "Restricted and Illiquid Securities" in Appendix B to the Prospectus. Generally, a security will be considered illiquid if the Fund is unable to dispose of such security within seven days at approximately the price at which it values such security. Securities may also be considered illiquid as a result of certain legal or contractual restrictions on resale. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in U.S. over-the-counter markets. Moreover, restricted securities (i.e., securities that would be required to be registered prior to distribution to the general public), such as securities eligible for resale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (collectively, "144A securities"), which may be illiquid for purposes of this limitation, often sell at a price lower than similar securities that are not subject to restrictions on resale.

         The Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations to the Manager, pursuant to guidelines reviewed and approved by the Trustees. The Manager takes into account a number of factors in making liquidity determinations. These factors may include, but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Manager, with the Indian Adviser's assistance, will monitor the liquidity of the Fund's portfolio securities on an ongoing basis and will report periodically to the Trustees on this subject.

         State securities laws may impose further limitations on the amount of illiquid securities that the Fund may purchase.

Repurchase Agreements

         The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities. The primary risk associated with repurchase agreements is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Another risk is that, in the event of bankruptcy of the seller, the Fund could be delayed in or prohibited from disposing of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement pending court proceedings. In evaluating whether to enter a repurchase agreement, the Manager will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. See "Repurchase Agreements" in Appendix B to the Prospectus.

When-Issued Securities and Forward Commitments

         The Fund will purchase securities on a when-issued, delayed delivery or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Manager or the Indian Adviser, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable gain or loss.

         When the Fund agrees to purchase securities on a when-issued, delayed delivery or forward commitment basis, the Fund's custodian will set aside cash or liquid, high grade debt securities equal to the amount of the commitment in a segregated account. The market value of the Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover purchase commitments, the Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets absent unusual market conditions. When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund, starting on the day the Fund agrees to purchase the securities.

Investment Restrictions

         The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a "majority" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting securities. The Fund may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         (5) Purchase or sell real estate, except that the Fund may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         (6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         In addition, although the Fund is not currently registered in Germany, the following restrictions will apply, to the extent required, upon such registration. If and so long as the Fund is registered in Germany, the following investment restrictions will apply which may not be changed without the prior approval of the Fund's shareholders. The Fund may not:

         (i) invest in the securities of any other domestic or foreign investment company or investment fund, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

         (ii) purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

         (iii) borrow money in amounts exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value;

         (iv) pledge, mortgage or hypothecate its assets in amounts exceeding 10% of the Fund's total assets taken at market value;

         (v) purchase securities on margin or make short sales; or

         (vi) redeem its securities in-kind.

         It is the fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the Securities and Exchange Commission (the "Commission"),
investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. This policy does not apply to the Fund's investments in U.S. Government securities.

         The Fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (2), (6) and (7) above, during the coming year.

         In addition, as a matter of nonfundamental investment policy and in connection with the offering of its shares in various states and foreign countries, the Fund has agreed not to:

         (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager or the Indian Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

         (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of closed-end investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one such closed-end investment company; provided, however, the Fund can exceed such limitations in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other closed-end investment company. The Fund will not invest in the securities of any open-end investment company, except in connection with a plan of merger or consolidation with, or acquisition of, substantially all the assets of such other open-end investment company.

         (d) Invest more than 10% of its total assets in the aggregate of (1) securities of any issuer which, together with its predecessors, has been in operation for less than three years and (2) restricted securities, excluding securities eligible for resale pursuant to Rule 144A under the 1933 Act or foreign securities which are offered or sold outside the United States in accordance with Regulation S under the 1933 Act; provided, however, that the Fund may not invest more than 15% of its net assets in restricted securities including those eligible for resale under Rule 144A. Securities of non-U.S. issuers that the Fund acquires in Rule 144A transactions, but which the Fund may resell publicly in a non-U.S. securities market, are not considered restricted securities.

         (e) Invest for the purpose of exercising control over or management of any company.

         (f) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's net assets would be invested in warrants, which are not listed on the New York Stock Exchange, the American Stock Exchange or comparable international exchanges or more than 5% of the value of the net assets of the Fund would be invested in warrants generally, whether or not listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         (g) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of the Manager, the Indian Adviser or any investment management subsidiary of the Manager or the Indian Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         (h) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (i) Purchase any security which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. The Fund may not invest in repurchase agreements maturing in more than seven days.

         (j) Invest more than 5% of its total assets in restricted securities, excluding Rule 144A securities; provided, however, the Fund may not invest more than 15% of its total assets in restricted securities, including such Rule 144A securities. Securities of non-U.S. issuers that the Fund acquires in Rule 144A transactions, but which the Fund may resell publicly in a non- U.S. securities market, are not considered restricted securities.

         (k) Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads, or straddles, other than protective put options.

         (l)  Invest in real estate limited partnerships.

2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*,                  President and Director of The
Chairman of the Board,                Pioneer Group, Inc. ("PGI");
President and Trustee                 Chairman and Director of Pioneering
                                      Management Corporation ("PMC"); Chairman of the Board and Chief Executive Officer of Pioneer Winthrop Advisers ("PWA") since
                                      1993; Chairman of the Board of Pioneer
                                      Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC") and Pioneer Capital Corporation ("PCC");
                                      President and Director of Pioneer Plans
                                      Corporation ("PPC"), Pioneer Investment
                                      Corp. ("PIC"), Pioneer International Corp.
                                      ("PIntl"), and Pioneer Metals &
                                      Technology, Inc. ("PMT"); Chairman of the
                                      Board, President and Director of Teberebie
                                      Goldfields Limited; Chairman of the Board,
                                      President and Director of Pioneer
                                      Goldfields Limited ("PGL"); Chairman of
                                      the Supervisory Board of Pioneer Fonds
                                      Marketing GmbH; and Chairman and Partner,
                                      Hale and Dorr (counsel to the Fund).

RICHARD H. EGDAHL, M.D.,              Professor of Management, Boston
Trustee                               University School of Management;
  53 Bay State Road                   Professor of Public Health,
  Boston, Massachusetts               Boston University School of Public Health;
                                      Professor of Surgery, Boston University
                                      School of Medicine and Boston University
                                      Health Policy Institute; Director, Boston
                                      University Medical Center; Executive Vice
                                      President and Vice Chairman of the Board,
                                      University Hospital; Academic Vice
                                      President for Health Affairs, Boston
                                      University; Director, Essex Investment
                                      Management Company, Inc. (investment
                                      adviser), Health Payment Review, Inc.
                                      (health care containment software firm),
                                      Mediplex Group, Inc. (nursing care
                                      facilities firm), Peer Review Analysis,
                                      Inc. (health care utilization management firm) and Springer-Verlag New York, Inc.
                                      (publisher); Honorary Director, Franciscan
                                      Children's Hospital. Boston University
                                      Health Policy Institute.

MARGARET B.W. GRAHAM,                 Manager of Research Operations,
Trustee                               Xerox Palo Alto Research Center,
  The Keep                            since September 1991; Professor of
  P.O. Box 110                        Operations Management and Management
  Little Deer Isle, Maine             of Technology, Boston University

                                      School of Management ("BUSM"), since 1989;
                                      Associate Dean, BUSM, 1988 to 1990 and
                                      previously, Associate Professor,
                                      Department of Operations Management, BUSM.

JOHN W. KENDRICK,                     Professor Emeritus and Adjunct
Trustee                               Scholar, George Washington
  6363 Waterway Drive                 University; Economic Consultant and
  Falls Church, Virginia              Director, American Productivity and
                                      Quality Center, American Enterprise
                                      Institute.

MARGUERITE A. PIRET,                  President, Newbury, Piret & Company,
Trustee                               Inc. (a merchant banking firm).
  One Boston Place,
  Suite 2635
  Boston, Massachusetts.

DAVID D. TRIPPLE*,                    Executive Vice President and
Trustee and Executive                 Director of PGI and PWA (since
Vice President                        1993); Director of PFD,
                                      since 1989; Director of PCC, PIC, PIntl
                                      and Pioneer SBIC Corporation; President
                                      (since 1993), Director, President and
                                      Chief Investment Officer of PMC.

STEPHEN K. WEST                       Partner, Sullivan & Cromwell (a law
Trustee                               firm); Trustee, The Winthrop Focus
  125 Broad Street                    Funds (mutual funds).
  New York, New York

JOHN WINTHROP,                        President, John Winthrop & Co., Inc.
Trustee                               (a private investment firm);
  One North Adgers Wharf              Director of NUI Corp., and Trustee
  Charleston, South Carolina          of Alliance Capital Reserves, Alliance
                                      Government Reserves and Alliance Tax
                                      Exempt Reserves.

JASKARAN S. TEJA,                     Senior Vice President, PIntl since
Vice President                        1992; Director, PGI since 1994, the
                                      Indian Adviser since 1993, Forest-Starma,
                                      Komsomols-on-Amur, Russia since 1993,
                                      Pioneer Investments, Russia since 1993;
                                      Independent International Consultant from
                                      1988 to 1992; Permanent
                                      Representative/Ambassador of India to the
                                      United Nations and other international
                                      organizations before 1988.

NORMAN KURLAND,                       Senior Vice President of PMC since
Vice President                        1993; Vice President of PMC from
                                      1990 to 1993; International
                                      Portfolio Manager and Analyst, Keystone
                                      Custodian Funds from 1987 to 1990.

WILLIAM H. KEOUGH,                    Senior Vice President, Chief
Treasurer                             Financial    Officer    and
                                      Treasurer of PGI and Treasurer of PFD,
                                      PMC, PSC, PCC, PIC, PIntl, PMT, PWA, PGL and Pioneer SBIC Corporation and Treasurer and Director of PPC.

ERIC W. RECKARD,                      Manager of Fund Accounting and
Assistant                             Treasurer Compliance of PMC
                                      since May, 1994; Manager of Auditing and
                                      Business Analysis of PGI prior to May,
                                      1994.

JOSEPH P. BARRI,                      Secretary of PGI, PMC, PCC, PPC,
Secretary                             PIC, PIntl, PMT and PWA; Clerk
                                      of PFD and PSC and Partner, Hale and Dorr
                                      (counsel to the Fund).

ROBERT P. NAULT,                      General Counsel of PGI since 1995;
Assistant                             Secretary  formerly of Hale
                                      and Dorr (counsel to the Fund) where he
                                      most recently served as a junior partner.

         Each of the above persons, with the exception of Jaskaran S. Teja and Norman Kurland, is also an officer and/or Trustee of the Pioneer mutual funds listed below. The Fund's Agreement and Declaration of Trust provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any special meeting of shareholders. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         At January 31, 1995, the Trustees and officers of the Fund beneficially owned, in the aggregate, less than 1% of the shares outstanding.

         All of the outstanding capital stock of PFD, PMC and PSC is owned by PGI, a Delaware corporation. The table below lists, as of February 22, 1995, all of the Pioneer funds that will be offered to the public in the United States and the investment adviser(s) and principal underwriter for each fund.

                                                 Investment         Principal
Fund Name                                         Adviser          Underwriter

Pioneer Fund                                        PMC                 PFD
Pioneer II                                          PMC                 PFD
Pioneer Three                                       PMC                 PFD
Pioneer Growth Shares                               PMC                 PFD
Pioneer Capital Growth Fund                         PMC                 PFD
Pioneer Equity-Income Fund                          PMC                 PFD
Pioneer Gold Shares                                 PMC                 PFD
Pioneer Real Estate Shares                          PMC                 PFD
Pioneer Europe Fund                                 PMC                 PFD
Pioneer India Fund                                   *                  PFD
Pioneer International Growth Fund                   PMC                 PFD
Pioneer Bond Fund                                   PMC                 PFD
Pioneer America Income Trust                        PMC                 PFD

Pioneer Short-Term Income Trust                     PMC                 PFD
Pioneer Income Fund                                 PMC                 PFD
Pioneer Tax-Free Income Fund                        PMC                 PFD
Pioneer Intermediate Tax-Free Fund                  PMC                 PFD
Pioneer California Double Tax-Free Fund             PMC                 PFD
Pioneer New York Triple Tax-Free Fund               PMC                 PFD
Pioneer Massachusetts Double Tax-Free Fund          PMC                 PFD
Pioneer Cash Reserves Fund                          PMC                 PFD
Pioneer U.S. Government Money Fund                  PMC                 PFD
Pioneer Tax-Free Money Fund                         PMC                 PFD
Pioneer Interest Shares, Inc.                       PMC                  **
Pioneer Emerging Markets Fund                       PMC                 PFD
Pioneer Variable Contracts Trust                    PMC                 ***
------------------------------

       * ITI Pioneer AMC Ltd. manages the Fund's investments in India, and PMC manages all of the Fund's other investments.
      **  This fund is a closed-end investment company.
     *** This is a series of seven separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

         The Manager also manages the investments of certain institutional private accounts. Messrs. Cogan, Tripple, Keough and Barri, officers and/or Trustees of the Fund, are also officers and/or directors of PFD, PMC, PSC (except Mr. Tripple) and PGI. To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 15% of such shares.

Compensation of Officers and Trustees

         The Fund pays no salaries or compensation to any of its officers. The Fund pays an annual trustees' fee of $500 to each Trustee who is not affiliated with PMC, PFD or PSC as well as an annual fee of $200 to each of the Trustees who is a member of the Fund's Audit Committee, except for the Chairman of such Committee, who receives an annual fee of $250. The Fund also pays an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PMC, PSC or PFD. Any such fees and expenses paid to affiliates or interested persons of PMC, PFD or PSC are reimbursed to the Fund under its Management Contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund: +

                                                       Total Compensation
                                                       from Pioneer Family
                            Aggregate Compensation     of Funds (19 Funds
Name of Trustee                 from the Fund*         including the Fund)**

John F. Cogan, Jr.                 $167                       $ 9,000
Richard H. Egdahl, M.D.            $167                       $55,650
Margaret B. W. Graham              $167                       $55,650

John W. Kendrick                   $167                       $55,650
Marguerite A. Piret                $250                       $66,650
David D. Tripple                   $167                       $ 9,000
Stephen K. West                    $233                       $63,650
John Winthrop                      $233                       $63,650

---------------------

      *    As of fiscal period ended October 31, 1994.
     **    As of December 31, 1994
      + No Trustee received or accrued any pension or other retirement benefits from the Fund during either of the covered periods.

3.       INVESTMENT ADVISERS

         The  Manager.  As described in the  Prospectus,  Pioneering  Management
Corporation, 60 State Street, Boston, Massachusetts, serves as the Fund's investment manager. The Fund's management contract with the Manager expires initially on June 22, 1996, but it is renewable annually after such date by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of sixty days' written notice.

         As compensation for its management services and expenses incurred, the Manager is entitled to a management fee at the rate of 1.25% per annum of the Fund's average daily net assets. This fee is normally computed daily and paid monthly. The Manager has agreed not to impose a portion of its management fee and to make other arrangements, if necessary, to limit certain other expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to the Fund's Class A shares; the portion of the Fund-wide expenses attributable to Class B shares will be reduced only to the extent such expenses are reduced for Class A shares. This Agreement is voluntary and temporary and may be revised or terminated by the Manager at any time. For the period from June 23, 1994 through October 31, 1994, the Fund paid or owed total management fees to the Manager of approximately $40,723.

         The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund exceed the expense limitation established by any state having jurisdiction over the Fund, the Manager will reduce its management fee to the extent required by state law. The most restrictive state expense limit currently applicable to the Fund provides that the Fund's expenses in any fiscal year may not exceed 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million. In the past, the relevant state has granted relief for mutual funds that invest in emerging markets, such as the Fund, because of their higher operating costs, and the Fund expects to seek such relief to the extent it becomes necessary to do so.

         The Indian Adviser. As described in the Prospectus, ITI Pioneer AMC Ltd. (the "Indian Adviser") serves as investment adviser with respect to the Fund's investments in India. The Indian Adviser is a joint venture between the Manager and Investment Trust of India, Ltd., a leading provider of financial services in India. The Indian Adviser has entered into an advisory contract with the Manager and the Fund. The advisory contract expires initially on June 22, 1996, but it is renewable annually after such date by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The advisory contract terminates if assigned and may be terminated without penalty by any party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of sixty days' written notice.

         In accordance with the following schedule, the Indian Adviser is entitled to a subadvisory fee (payable by the Manager and not by the Fund) as compensation for its subadvisory services and expenses incurred:

         0.10% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, Global or other types of depositary receipts for securities traded in India's securities markets if such gross assets are no greater than $15,000,000;

         0.20% of such gross assets if such gross assets are greater than $15,000,000 but no greater than $45,000,000;

         0.40% of such gross assets if such gross assets are greater than $45,000,000 but no greater than $60,000,000; and

         0.60% of such gross assets if such gross assets are greater than $60,000,000.

The above subadvisory fee is normally computed monthly and paid quarterly. In addition, the applicable fee rate applies to all assets that are the basis for the Indian Adviser's fee. For example, if such assets were $50,000,000 for any one year, the Indian Adviser's fee pursuant to the above fee schedule would be $200,000 ($50,000,000 X 0.40%). For the period June 23, 1994 (commencement of operations) through October 31, 1994, the Manager paid or owed subadvisory fees to the Indian Adviser of approximately $1,178.

4.       PRINCIPAL UNDERWRITER

         PFD serves as the principal underwriter in connection with the continuous offering of the shares of the Fund pursuant to an Underwriting Agreement, dated June 22, 1994. The Trustees who were not "interested persons" (as defined in the 1940 Act) of the Fund approved the Underwriting Agreement, which will continue in effect from year to year, if annually approved by the Trustees, in conjunction with the continuance of the Plans of Distribution. See "Distribution Plans" below. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund. During the period June 23, 1994 (commencement of operations) through October 31, 1994, net underwriting commissions earned by PFD were approximately $6,439. Commissions reallowed to dealers during such period were $608,257.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal, state and foreign securities law. See "Distribution Plans" below.

         The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities provided (i) the securities meet the investment objectives and policies of the Fund; (ii) the securities are acquired by the Fund for investment and not for resale; (ii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange or the New York Stock Exchange or by quotation on the Nasdaq National Market. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

         The redemption price of shares of beneficial interest of the Fund may, at the Manager's discretion, be paid in cash or portfolio securities. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board deems fair and reasonable.

5.       DISTRIBUTION PLANS

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 promulgated by the Commission under the 1940 Act with respect to Class A shares of the Fund (the "Class A Plan") and a plan of distribution with respect to Class B shares of the Fund (the "Class B Plan") (together, the "Plans").

         The Class A Plan. Pursuant to the Class A Plan the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

         The Class B Plan. The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution- related services or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. (See "Distribution Plans" in the Prospectus.)

         General. In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the Plans) (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Class or Classes affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). In the Trustees' quarterly review of the Plans, they will consider the Plans' continued appropriateness and the level of compensation they provide.

         During the period June 23, 1994 (commencement of operations) through October 31, 1994, the Fund incurred total distribution fees of $2,038 and $9,361 pursuant to the Class A Plan and the Class B Plan, respectively. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensate dealers and sales personnel.

         For the period from June 23, 1994 through October 31, 1994, the Fund incurred total distribution fees of $2,038 and $9,361 pursuant to the Fund's Class A Plan and Class B Plan, respectively.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with Pioneering Services Corporation ("PSC"), 60 State Street, Boston, Massachusetts, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of ninety days' written notice.

         Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.

         PSC receives an annual fee of $22.00 per Class A and Class B shareholder account from the Fund as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.

7.       CUSTODIAN

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities in the United States as well as in foreign countries, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian fulfills its function in foreign countries through a network of subcustodian banks located in the foreign countries (the "Subcustodians"). The Subcustodian of Fund assets held in India is Standard Chartered Bank. The Custodian also provides bookkeeping and pricing assistance to the Fund and assistance in arranging for forward contracts as described above under "Investment Policies, Restrictions and Risk Factors."

         The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian or any of the Subcustodians, deposit cash in the Custodian or any Subcustodian and deal with the Custodian or any of the Subcustodians as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the United States or in recognized central depositories in foreign countries . In selecting Brown Brothers Harriman & Co. and its network of foreign subcustodians as the custodians for foreign securities, the Board of Trustees made certain determinations required by Rule 17f-5 promulgated under the 1940 Act. The Trustees annually review and approve the continuation of the Fund's international subcustodian arrangements.

8.       INDEPENDENT PUBLIC ACCOUNTANT

         Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, is the Fund's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Commission.

9.       PORTFOLIO TRANSACTIONS

         Orders for the Fund's portfolio securities transactions in the Indian securities market are placed by the Indian Adviser. Orders for the Fund's portfolio securities transactions in all other markets are placed by the Manager. In selecting brokers or dealers, the Manager and the Indian Adviser consider factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Many transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and non-negotiable (unlike commission rates are in the United States) and are generally higher than in the United States.

         The Manager and the Indian Adviser may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by the Manager or the Indian Adviser. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Manager and the Indian Adviser maintain a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by the Manager are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management of the Fund believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to the Manager and the Indian Adviser in rendering investment management services to the Fund as well as to other investment companies or accounts managed by the Manager or the Indian Adviser, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Manager or the Indian Adviser in carrying out its obligations to the Fund. The receipt of such research has not reduced the Manager's normal independent research activities; however, it has enabled the Manager and the Indian Adviser to avoid the additional expenses which might otherwise be incurred if it was to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Manager or the Indian Adviser. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. In addition, if the Manager or the Indian Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. For the period June 23, 1994 (commencement of operations) through October 31, 1994, the Fund paid or accrued aggregate brokerage commissions of $41,282.

         The Trustees periodically review the Manager's and the Indian Adviser's
performance  of  their  respective   responsibilities  in  connection  with  the
placement of portfolio transactions on behalf of the Fund.

         In addition to the Fund, the Manager acts as investment adviser to the other Pioneer funds and certain private accounts with investment objectives similar to those of the Fund. Similarly, the Indian Adviser acts as investment adviser to certain investment funds registered in India. These funds have investment objectives similar to the Fund's investment objective. Accordingly, securities may meet investment objectives of the Fund, such other funds and such private accounts. In such cases, the decision to purchase for one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered include other investments which each fund or account presently has in a particular industry or country and the availability of funds in each fund or account.

         It is possible that, at times, identical securities will be held by more than one fund and/or account. However, the position of any fund or account in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another fund in the Pioneer complex or a private account managed by the Manager or the Indian Adviser seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in the security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Manager or the Indian Adviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or other account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

         The Trustees periodically review the Manager's and the Indian Adviser's performance of their respective responsibilities in connection with portfolio transactions on behalf of the Fund.

         For the period from June 23, 1994 through October 31, 1994, the Fund paid brokerage or underwriting commissions of $6,439.

10.      TAX STATUS AND DIVIDENDS

         It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of its income, diversification of its assets, and distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders at least annually all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gains from the sale of stock, securities and certain other investments held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income the Fund earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Fund as in the hands of such entities; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains are taxable as ordinary income, whether received in cash or in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency- denominated debt securities, certain options and futures contracts relating to foreign currency, forward foreign currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than 3 months for purposes of the 30% test and may under future Treasury regulations produce income not among the types of "qualifying income" for purposes of the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If the Fund acquires the stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and to avoid becoming subject to federal income or excise tax.

         If the Fund invests in certain PIKs, zero coupon securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.

         Any loss realized by a shareholder upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other sale of shares.

         For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders. On October 31, 1994, the Fund had a capital loss carryforward of $16,086, which will expire in the year 2002.

         Only a small portion, if any, of the Fund's dividends may qualify for the 70% dividends-received deduction available to corporations, because the Fund does not expect that it will generally receive any significant amount of qualifying dividends, i.e., dividends from U.S domestic corporations. The Code contains holding period requirements, debt-financing restrictions and other limitations relating to any otherwise qualifying dividends.

         The Fund will be subject to withholding and other taxes imposed by foreign countries (including, in the case of India and possibly other countries, taxes on interest, dividends and capital gains, as described in the Prospectus) with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to pass through to shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends actually received) and would treat such taxes as foreign taxes paid by them.

         Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income.

         If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. If the Fund does not make the election, it may deduct such taxes in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Provided that the Fund qualifies as a regulated investment company ("RIC") under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes. Provided that the Fund qualifies as a RIC and meets certain income-source requirements under Delaware law, the Fund should also not be required to pay Delaware corporation income tax.

         Options written or purchased and futures contracts entered into by the Fund on certain securities, securities indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been closed out or disposed of and may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Certain options, futures and forward contracts on foreign currency may be subject to Section 988, described above, and accordingly produce ordinary income or loss. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and loss and hence of distributions to shareholders. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.

         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends, and the proceeds of redemptions (including exchanges) and repurchases, to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate W-9 Forms, that their Social Security or other Taxpayer Identification Number is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         The  description   above  relates  only  to  U.S.  federal  income  tax
consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The description does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. withholding tax (or withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11.      DESCRIPTION OF SHARES

         The Fund's Agreement and Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Agreement and Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Fund, Class A shares and Class B shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No amendment adversely affecting the rights of shareholders may be made to the Fund's Agreement and Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Trust, except as stated below.

         On January 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., 250 Vesey Street, World Financial Center, North Tower, New York, New York 10281 owned of record approximately 17.5% of the Fund's shares.

12.  CERTAIN LIABILITIES

         As a Delaware business trust, the Fund's operations are governed by its Agreement and Declaration of Trust dated April 4, 1994. A copy of the Fund's Certificate of Trust, also dated April 4, 1994, is on file with the Office of the Secretary of State of the State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Agreement and Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could be subject to personal liability.

         To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Fund or its Trustees, (ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

         The Agreement and Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Agreement and Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Fund is determined as of the close of regular trading (currently 4:00 p.m., Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption.

         The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to a class, and dividing it by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

         Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board. As stated in the Prospectus, when the Fund invests in initial public offerings of Indian issuers it may not know if it will receive the total amount of securities for which it has subscribed. Such investments will also be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board.

         The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum sales charge. Class B shares are offered at net asset value without the imposition of an initial sales charge.

14.      SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly, provided that withdrawals from Class B share accounts are limited to 10% of the value of the account at the time the SWP is implemented. A designation of a third party to receive checks requires an acceptable signature guarantee.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the Plan account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

15.      LETTER OF INTENTION

         Purchases in the Fund of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all Class A shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "How to Buy Fund Shares" in the Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Class A shares of $50,000 over a 13-month period would be charged at the 4.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all his Class A shares in the Fund and all other Pioneer Funds, except Pioneer Money Market Trust and Pioneer Money Market Account, Inc., held of record as of the date of his Letter of Intention as a credit toward determining the applicable scale of sales charge for the Class A shares to be purchased under the Letter of Intention.

         The Letter of Intention authorizes PSC to escrow shares having a purchase price equal to 5% of the stated investment in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated and the investor should read the provisions of the Letter of Intention contained in the Account Application carefully before signing.

16.      INVESTMENT RESULTS

         One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         The Fund's average annual total return quotations for each class of its shares as that information may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the Commission.

Standardized Average Annual Total Return Quotations

         Average annual total return quotations for Class A and Class B shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in that class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                            P(1+T)n  =  ERV

Where:    P    =   a hypothetical initial payment of $1,000, less the maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B shares at the end of the period.

          T    =   average annual total return

          n    =   number of years

        ERV    =   ending  redeemable  value of the  hypothetical
                   $1000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that the maximum sales charge of 5.75% was deducted from the initial investment and that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

         The average annual total returns for Class A and Class B shares of the Fund for the period from June 23, 1994 (commencement of operations) through October 31, 1994 were as follows: Class A shares (1.91)%, Class B shares (2.17)%.

         The total returns for Class A and Class B shares of the Funds for the period from June 23, 1994 through October 31, 1994 were as follows: Class A shares (1.91)%, Class B shares (2.26)%.

Other Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Europe Australia Far East Index ("EAFE"), an unmanaged index of international stock markets, Morgan Stanley Capital International USA Index, an unmanaged index of U.S. domestic stock markets, or other appropriate indices of Morgan Stanley Capital International ("MSCI"); International Finance Corporation Composite, an unmanaged index of foreign stock markets including Latin America, East Asia, South Africa, Europe/Mid East and

Africa; the Standard & Poor's 500 Stock Index ("S&P 500"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, the New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.

         In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets. The total return of the Class A shares and the Class B shares of the Fund for the period June 23, 1994 (commencement of operations) through October 31, 1994 were -1.91% and -2.26%, respectively, assuming no payment of a sales charge. Assuming payment of the maximum sales charge, the total return of the Class A shares and the Class B shares of the Fund for the same period would have been - 7.54% and -6.17%, respectively. Assuming payment of the maximum sales charge and that the fee reduction agreement had not been in place, the total return of the Class A shares and the Class B shares of the Fund for the same period would have been lower than the above total return figures.

Automated Information Line

         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:

         o  net asset value prices for all Pioneer funds;

         o  annualized 30-day yields on Pioneer's fixed income funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

         o  dividends and capital gains distributions on all funds.

Yields are calculated in accordance with standard formulas mandated by the Securities and Exchange Commission.

         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.


         All performance numbers communicated through FactFoneSM represent past performance; figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A and Class B shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.


17.      FINANCIAL STATEMENTS

         The audited financial statements of the Fund for the period June 23, 1994 (commencement of operations) through October 31, 1994 are attached hereto. A copy of the Fund's annual report may be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

            MSCI EAFE     MSCI Europe 14    MSCI World     IFC Composite  S&P500
           Net of Taxes   Net of Taxes      Net of Taxes
          %Total Return  %Total Return    %Total Return   %Total Return    %TR

--------------------------------------------------------------------------------

Dec 1970    -11.66         -10.64            -3.09           N/A          4.01
Dec 1971     29.59          26.33            18.36           N/A         14.31
Dec 1972     36.35          14.40            22.48           N/A         18.98
Dec 1973    -14.92          -8.77           -15.24           N/A        -14.66
Dec 1974    -23.16         -24.07           -25.47           N/A        -26.47
Dec 1975     35.39          41.45            32.80           N/A         37.20
Dec 1976      2.54          -7.80            13.40           N/A         23.84
Dec 1977     18.06          21.90             0.68           N/A         -7.18
Dec 1978     32.62          21.88            16.52           N/A          6.56
Dec 1979      4.75          12.31            10.95           N/A         18.44
Dec 1980     22.58          11.90            25.67           N/A         32.42
Dec 1981     -2.28         -12.46            -4.79           N/A         -4.91
Dec 1982     -1.86           3.97             9.71           N/A         21.41
Dec 1983     23.69          20.96            21.93           N/A         22.51
Dec 1984      7.38           0.62             4.72           N/A          6.27
Dec 1985     56.16          78.93            40.56           27.74       32.16
Dec 1986     69.44          43.85            41.89           12.81       18.47
Dec 1987     24.63           3.66            16.16           13.53        5.23
Dec 1988     28.27          15.81            23.29           58.25       16.81
Dec 1989     10.54          28.5             16.61           54.67       31.49
Dec 1990    -23.45          -3.5            -17.02           -29.87      -3.17
Dec 1991     12.13          13.11            18.28           17.63       30.55
Dec 1992    -12.17          -4.71            -5.23           0.33         7.67
Dec 1993     32.56          29.28            22.50           68.18        9.99
Dec 1994      7.78           2.28             5.08           -0.76        1.31


Source for MSCI EAFE, IFC Composite, and S&P500:     Ibbotson Associates
Source for MSCI Europe 14 and MSCI World:            Lipper Analytical Services

                           DESCRIPTION OF BOND RATINGS

         The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca:  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and Be.

Standard & Poor's Ratings Group1

         AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.






---------------------------------
1.   Rates  all   governmental   bodies  having   $1,000,000  or  more  of  debt
     outstanding, unless adequate information is not available.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.


         BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligations as a matter of policy.

























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                               INDEX DESCRIPTIONS


MSCI
Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are: Australia; Austria; Belgium; Denmark; Finland; France; Germany; HongKong; Italy; Japan; Netherlands; N.Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom

Countries in the MSCI EUROPE 14 Portfolio are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, United Kingdom

Countries in the MSCI WORLD Portfolio are: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N.Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom; United States.

INTERNATIONAL FINANCE CORPORATION COMPOSITE
An index representing the performance of a composite of Latin America (Argentina, Brazil, Chile, Columbia, Mexico, Peru, Venezuela), East Asia (China, Korea, Philippines, Taiwan), South Asia (India, Indonesia, Malaysia, Pakistan, Sri Lanka, Thailand), Europe/Mideast/Africa (Greece, Hungary, Jordan, Nigeria, Poland, Portugal, Turkey, Zimbabwe).

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.





Source for MSCI EAFE, IFC Composite, and S&P500:     Ibbotson Associates
Source for MSCI Europe 14 and MSCI World:            Lipper  Analytical Services



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               REAL GROSS DOMESTIC PRODUCT FOR INDIA AND THE WORLD


                 Year           India *           World **

                 1991            1.1               2.3

                 1992            4.0               3.3

                 1993            3.9               3.2

               1994(e)           5.1               3.6

               1995(e)           5.7               3.8





* Source: Consensus Forecasts, December 1994. Real GDPs are for fiscal years beginning April 1st.

**   Source: Morgan Stanley & Company International Ltd.



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                                                             APPENDIX B

                            OTHER PIONEER INFORMATION

         The Pioneer family of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest, most respected and successful money managers in the United States. India is one of the world's most dynamic and rapidly growing markets with liberalized pro-business government policies and a huge, burgeoning middle class eager for consumer goods. Pioneer India Fund is the first open-end U.S. mutual fund with both U.S. and Indian advisers, providing global expertise with local perspective.

         As of December 31, 1994, PMC employed a professional investment staff of 46, with a combined average of 14 years' experience in the financial services industry.

         At December 31, 1994, there were 591,192 non-retirement shareholder accounts and 337,577 retirement shareholder accounts in Pioneer's funds. Total assets for all Pioneer Funds were $10,038,000,000, representing a total of 928,769 shareholder accounts.
























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